EXHIBIT 99.1

brooqLy Announces Global Alliance with Enaleia to

Foster Sustainability and Marine Conservation

October 2, 2023. brooqLy, Inc, an innovative technology company, is excited to announce a strategic alliance with Enaleia, a prominent organization committed to advancing marine ecosystem sustainability through circular and social economy solutions.

This alliance signifies a profound commitment by brooqLy to support initiatives that address critical environmental challenges. Enaleia’s mission aligns seamlessly with brooqLy’s corporate values, emphasizing the importance of protecting marine ecosystems and combating the global issue of marine plastic pollution.

Statement by Mr. Panos Lazaretos, CEO of brooqLy:

“We are honored to embark on this journey with Enaleia, an organization that shares our passion for sustainability and positive impact. At brooqLy, we believe in the power of connections not only among individuals but also between businesses and initiatives that drive positive change. Together with Enaleia, we aim to make a lasting impact on the marine ecosystem, contributing to a cleaner and more sustainable future for our planet.”

Statement by Mr. Lefteris Arapakis, Co-founder and Director of Enaleia:

“Our alliance with brooqLy is a significant step towards achieving our vision of cleaner, healthier oceans and thriving fishing communities. Enaleia is committed to innovative solutions that empower local fishermen, while tackling the issue of marine plastic pollution head-on. Together with brooqLy, we look forward to scaling our impact and creating a lasting legacy of environmental responsibility.”

About brooqLy:

brooqLy is a technology company that has developed an innovative platform for consumers, brands, and retail shops to connect and interact through a Social Networking experience. Currently the platform enables its users to purchase and send consumer products from collaborating retail shops, called “Treats”, to anyone, anywhere, and at any time, in a personalized way. The company aims to upgrade the platform to a holistic “out-of-home entertainment” platform by adding further user-friendly functionalities for its users.

About Enaleia:

Enaleia is a forward-thinking organization with a clear vision: to establish a sustainable marine ecosystem through circular and social economy solutions. Operating on a global scale, Enaleia manages a diverse range of projects, from large-scale cleanup initiatives to consultancy and research endeavors. Enaleia’s ultimate goal is to rid our oceans of plastic waste, safeguard marine ecosystems, uplift local fishing communities, and integrate collected marine plastic into the circular economy to prevent its return to the sea.

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Safe Harbor Statement

The press release may include certain statements that are not descriptions of historical facts but are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section21E of the Securities Exchange Act of 1934. These forward-looking statements may include the description of our plans and objectives for future operations, assumptions underlying such plans and objectives, and other forward-looking terminology such as “may,” “expects,” “believes,” “anticipates,” “intends,” “projects,” or similar terms, variations of such terms or the negative of such terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. Such information is based upon various assumptions made by, and expectations of, our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond our control and upon assumptions with respect to the future business decisions which are subject to change. Accordingly, there can be no assurance that actual results will meet expectations and actual results may vary (perhaps materially) from certain of the results anticipated herein. No information in this press release should be construed in any way whatsoever as an indication of the Company’s future revenues, results of operations, or revenues.

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